AMENDMENT NO. 22
TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
     This Amendment No. 22 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this “Amendment”) amends the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) dated as of September 14, 2005, as amended (the “Agreement”).
     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
     WHEREAS, the Trust desires to remove Invesco V.I. Leisure Fund, Invesco V.I. Capital Appreciation Fund and Invesco V.I. Capital Development Fund, effective April 30, 2012; and
     WHEREAS, the Trust desires to amend the Agreement to change the name of the following series portfolios: Invesco V.I. Basic Value Fund to Invesco Van Kampen V.I. Value Opportunities Fund, Invesco V.I. Dividend Growth Fund to Invesco V.I. Diversified Dividend Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund to Invesco V.I. Equally Weighted S&P 500 Fund and Invesco Van Kampen V.I. Global Value Equity Fund to Invesco V.I. Global Core Equity Fund, effective April 30, 2012; and
     WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Van Kampen V.I. Capital Growth Fund to Invesco Van Kampen V.I. American Franchise Fund and Invesco Van Kampen V.I. Mid Cap Value Fund to Invesco Van Kampen V.I. American Value Fund, effective July 15, 2012;
     NOW, THEREFORE, the Agreement is hereby amended as follows:
1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 8, 2012

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

Exhibit 1
“SCHEDULE A
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares
Series II Shares

Invesco V.I. Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Diversified Income Fund	Series I Shares
Series II Shares

Invesco V.I. Diversified Dividend Fund	Series I Shares
Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund	Series I Shares
Series II Shares

Invesco V.I. Global Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Global Health Care Fund	Series I Shares
Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares
Series II Shares

Invesco V.I. Government Securities Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Securities Fund	Series I Shares
Series II Shares

Invesco V.I. International Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Mid Cap Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Money Market Fund	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares
Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. Technology Fund	Series I Shares
Series II Shares

Invesco V.I. Utilities Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. American Franchise Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. American Value Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Comstock Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund	Series I Shares
Series II Shares

Invesco Van Kampen V.I. Value Opportunities Fund	Series I Shares
Series II Shares”